                                                                 Exhibit 10.0


                                        CONFIDENTIAL MATERIAL OMITTED
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                                        AND EXCHANGE COMMISSION.
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                        QWEST COMMUNICATIONS CORPORATION
                           CARRIER SERVICES AGREEMENT


THIS CARRIER SERVICES AGREEMENT (the "Agreement") is entered into by and between QWEST COMMUNICATIONS CORPORATION ("Qwest"), a Delaware corporation, located at 555 17th Street, Denver, Colorado 80202, and ZEROPLUS.COM, INC. (the "Customer"), a Delaware corporation located at 12800 Middlebrook Road, Suite 400, Germantown, Maryland 20874, facsimile number (301) 601-8777. Qwest and Customer are sometimes referred to in this Agreement collectively as the Parties and singularly as a "Party."

TERMS AND CONDITIONS

1. SCOPE OF AGREEMENT

Upon the request of Customer, Qwest agrees to provide to Customer the Qwest services for the prices and subject to the terms and conditions set forth herein described in the exhibits attached hereto (the "Service(s)"); provided, however, Federal law prohibits Qwest from providing interLATA long distance services in Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington, and Wyoming (i.e., voice and data services that originate in such states, private line with one end point in those states, or toll free service that terminates in such states) until Qwest has obtained authorization to provide such services in those states. The Services shall be provided in accordance with industry standards for such Services. Customer recognizes that certain of the Services or components of the Services may be provided by Affiliates (as hereinafter defined) of Qwest. To the extent certain terms are not covered in this Agreement, the Services may be provided pursuant to Qwest Tariff F.C.C. No. 2 and No. 3 and applicable state tariffs (collectively, the "Tariff(s)"), which are on file with the U.S. Federal Communications Commission ("FCC") and applicable state regulatory bodies, as modified from time to time by Qwest. As applicable to the furnishing of Services hereunder, the Tariff is hereby incorporated herein, except that the terms and conditions of this Agreement shall supplement or, to the extent inconsistent, supersede Tariff terms and conditions.

2. MONTHLY MINIMUM COMMITMENT

(A) Any monthly minimum usage commitments agreed upon by Qwest and Customer shall be set forth in the attached Services Descriptions and rate Exhibits, which such exhibits are specified in Section 3 of this Agreement (the "Monthly Commitment"). Customer acknowledges and agrees that certain rates and discounts may be being provided to Customer hereunder in consideration of Customer's agreement to meet or exceed the Monthly Commitment and that such rates and discounts would not be offered to Customer without Customer's agreement to make such commitments.

(B) With respect to Qwest Express switched services (the "Switched Services"), following a one time ramp up period of the first three billing months after the Effective Date (the "Ramp Up Period"), the minimum monthly usage required per DS-1 or equivalent thereof (the "Circuits") is 100,000 MOUs averaged among all Qwest Circuits used by Customer under this Agreement (the "Minimum Facility Utilization"). In the event Customer fails to meet or exceed the Minimum Facility Utilization average Qwest, shall give Customer five (5) business days notice that the Customer has not met or exceeded such utilization requirement. Customer agrees, within such five (5) day period, either to (i) bring usage up to such Minimum Facility Utilization average on such Circuits or (ii) release to Qwest those Circuits which were under the 100,000 MOU level for such month. If Customer does not comply with the above requirement, Customer will be assessed a monthly underutilization fee of $2,500 (the "Underutilization Fee") for each Circuit that was under the 100,000 MOU level for such month in which Customer failed to meet the average Minimum Facility Utilization.

(C) Qwest and Customer specifically agree that any underutilization fees, deficiency charges or other relief, if any, provided for in this Agreement or the Exhibits relating to any of the commitments in this Agreement or the Exhibits represent mutual good faith estimates of, and bear reasonable relationships to, the actual damages to Qwest in the event of Customer's failure to meet such commitments or Customer's underutilization of such circuits, and



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                        QWEST COMMUNICATIONS CORPORATION
                           CARRIER SERVICES AGREEMENT

they do not represent a penalty of any kind. The Parties further agree that such fees, charges and relief are obligations of Customer, subject to specific performance.

3. SERVICE RATES AND TERMS

(A) Qwest Service descriptions and rates are shown and described in the following Exhibits:

         Exhibit B1        Qwest Express (Blended) and Terminating Services Description
         Exhibit B2        Qwest Express (Blended) and Terminating Services Rate Schedule
         Exhibit Cl        Qwest Express 8XX Originating and RESP ORG Services Description
         Exhibit C2        Qwest Express 8XX Originating and RESP ORG Services Rate Schedule
         Exhibit S         Security and Payment Terms

Qwest reserves the right to eliminate any Service offerings and/or modify any charges for Service offerings upon written notice to Customer as follows:

         (1) Rate decreases and additional services offered, if any, in Qwest's sole discretion, shall be effective immediately upon written notification to the Customer or upon an effective date set forth by Qwest in such notification;

         (2) All rates, Services and agreements specified in Exhibits and attachments are subject to change immediately, with no prior notice to Customer, in the event there are mandated surcharges imposed by a federal, state or governmental agency. Further, notwithstanding any statements to the contrary contained in the Tariff, in the event that any regulatory agency, legislative body or court of competent jurisdiction promulgates regulations or modifies existing ones including, without limitation, regulations regarding payphone compensation, access charges and/or universal service (the "Regulatory Activity"), Qwest reserves the right, at any time upon written notice, to: (i) pass through to Customer all, or a portion of, any charges or surcharges directly or indirectly related to such Regulatory Activity; or (ii) modify the rates, including any rate guarantees, and/or other terms and conditions contained in this Agreement and/or the Tariff to reflect the impact of such Regulatory Activity;

         (3) International rates, Services and agreements specified in Exhibits and attachments, including Canadian and Mexican services, are subject to change upon five (5) calendar days written notice to Customer; All other rates, Services and agreements specified in Exhibits and attachments, excluding international, Canadian, and Mexican services, are subject to change upon thirty (30) calendar days written notice to Customer.

4. SYSTEM MAINTENANCE

Subject to Sections 7 and 12 hereof, Qwest expects, but does not guarantee, that system maintenance normally will not result in service interruptions. If system maintenance should result in the interruption of Service, to the extent possible it shall be accomplished only after prior notification to Customer and will be completed within a reasonable time. Qwest shall use reasonable efforts to give Customer such prior notice.

5. CUSTOMER SERVICE

Customer acknowledges and agrees that it shall provide all billing, inquiry, and customer service to Customer's end-users or customers (the "End-Users").


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                        QWEST COMMUNICATIONS CORPORATION
                           CARRIER SERVICES AGREEMENT

6. REPRESENTATION

Each Party shall not use any trademark, service mark, brand name or any other intellectual property of the other Party or its respective affiliate without such Party's prior express written consent. Notwithstanding the foregoing, Customer may disclose, during pre-sale activities, that Qwest is the underlying carrier of its service. In no event shall Customer represent or state to End Users or prospective End Users that it has any relationship with Qwest other than an agreement to purchase Qwest's services. The Parties agree to promptly and fully cooperate with the other Party to address and resolve all issues, problems, administrative procedures, End User complaints, regulatory investigations or inquiries or any other circumstances arising from Customer's use of Qwest Services.

7. FINANCIAL RESPONSIBILITY, PAYMENT AND SECURITY

(A) Except as (i) otherwise provided in this Agreement or an Exhibit or as (ii) Customer has been otherwise notified by Qwest, all Qwest invoices (the "Invoices") are due upon receipt. Any Invoice which is not paid in full by Customer within thirty (30) calendar days from Invoice date via check or wire transfer, or in another manner explicitly agreed to by Qwest for Customer, shall be considered past due (the 31st day being the "Past Due Date"). All discounts and promotions, if any, and taxes, will be included in the monthly invoice. Any payment received by Qwest on or after the Past Due Date shall be subject to an interest charge on delinquent amounts at the rate of 1.00% of the late payment per month or the maximum lawful rate allowable under applicable state law, whichever is lower. Such interest charge shall be applied on any late payments, commencing upon the Past Due Date through the actual date of receipt of payment. Any and all applicable national, federal, state and local taxes, including without limitation, all use, sales, value-added, surcharges, excise, franchise, property, commercial, gross receipts, license, privilege or other similar taxes, levies, surcharges, duties, fees, or other tax-related surcharges whether charged to or against Qwest or Customer, with respect to the Services or underlying facilities provided by Qwest, as well as any other imposition by any governmental authority which has the effect of increasing Qwest's cost of providing the Services or the underlying facilities, shall be payable by Customer in addition to the other charges set forth in this Agreement. If full payment is not made when due, Qwest, in its sole discretion, shall have the right, after Qwest has given written notice to Customer, to suspend all or any part of the Services until such time as Customer has paid all unpaid balances (including interest), or to terminate all or any part of the Service, except where such non-payment which gives rise to the termination is based upon applicable and valid tax exempt certificates already given to Qwest. During any such suspension, and upon any such termination, no service interruption shall be deemed to occur.

(B) Customer acknowledges that it may not withhold any sums invoiced by Qwest for actual calls made by Customer including, without limitation, calls made by Customer's End Users and/or unauthorized third Parties (e.g., fraudulent calls) and charges to Customer's Qwest account(s). Customer will be responsible for full payment of all charges as reflected on any Qwest billing statement. Independent of Customer's payment obligations set forth in this section, Customer must notify Qwest within sixty (60) calendar days of receipt of any contested or disputed amount concerning charges as they appear on the Qwest billing statement. Customer's notification of any contested or disputed amount must be in writing and sent to: Credit & Collections Department, Qwest Communications Corporation, 4650 Lakehurst Court, Dublin, Ohio 43017 or to (614) 798-6460. by facsimile with duplicate notification to follow via regular U.S. Mail or overnight delivery. Written notification must be accompanied with a detailed written support, for any service interruption credit or other credit to which Customer believes itself entitled, and Qwest and Customer will promptly address and attempt to resolve the claim. Qwest, in its sole discretion exercised in good faith, may reject such documentation and/or explanation as inadequate. If Qwest so rejects such documentation, Customer shall have an additional ten (10) business days to provide additional supporting documentation to Qwest. If Qwest rejects such additional documentation, Qwest shall so notify Customer in which case the disputed portion of the bill shall be paid by Customer within ten (10) business days of Customer's receipt of Qwest's final notice of inadequacy. All Credits or adjustments for service outages will be made pursuant to applicable provisions of the Tariffs. In consideration of the discounts offered by Qwest pursuant to this Agreement,


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                        QWEST COMMUNICATIONS CORPORATION
                           CARRIER SERVICES AGREEMENT

with respect to any unpaid balance(s) owed by Customer to Qwest, Qwest shall have the right to offset such unpaid balance(s) from any amounts that Qwest owes to Customer and any of its Affiliates (as hereinafter defined) under any other agreements between the Parties and their respective Affiliates.

(C) Customer acknowledges and agrees that Qwest may reasonably require additional security and/or payment terms under this Agreement prior to the commencement of Services hereunder or during the Term hereunder, and Customer agrees to comply with such request. Customer agrees to provide and/or execute any additional collateral security documents as may be reasonably required by Qwest, if there is a material change in circumstances of Customer's actual or anticipated usage hereunder or Customer's financial condition during any time that Customer uses the Service. Qwest shall establish a credit limit for the procurement of the Services by Customer and such credit limit may change from time to time. Qwest will not automatically notify Customer of any such change but will supply such information to Customer upon Customer's request.

8. TERM

The initial term of this Agreement (the "Initial Term") will begin on the first day of the first billing cycle following the Effective Date (as hereinafter defined) of this Agreement (the "Initial Service Date") and will continue for a period of the longer of (i) thirty-six (36) calendar months from the Initial Service Date, or (ii) as long as a term for a Service attached to this Agreement (the "Service Term") is in effect. The "Effective Date" is defined as the date this Agreement is signed by an authorized officer of Qwest after having been signed by Customer. Applicable Service rates and discounts, if any, shall be effective as of their respective effective date in the applicable Service rate or discount schedule. Following the Initial Term, the Agreement shall continue on a monthly basis (each a "Renewal Term") until either Party provides the other Party with at least thirty (30) calendar days prior written notice of its intent to terminate this Agreement and the intended date of such termination. The Initial Term and Renewal Terms are sometimes collectively referred to herein as the "Term".

9. OBLIGATIONS UPON EXPIRATION OR TERMINATION OF TERM

Upon expiration or termination of this Agreement, Customer shall pay all outstanding balances hereunder in accordance with Section 7. Upon expiration or termination of this Agreement, Customer shall be fully subject to all terms and conditions set forth in the Qwest Tariff for Qwest services received by Customer, if any, after such date, and shall receive standard Service rates as provided in any Exhibit(s).

10. EARLY TERMINATION

(A) TERMINATION BY QWEST. In addition to any other rights hereunder, Qwest may terminate this Agreement and/or the Service without waiving any rights set forth in this Agreement or the Tariff, if applicable, as follows:

         (1) Qwest may terminate this Agreement or the Services immediately without notice if: (1) Qwest is prohibited from furnishing such Services, or (2) if any material Rate, Charge or term of such services is substantially changed by order of the highest court of competent jurisdiction to which the matter is appealed, a legitimate regulatory body, or any other foreign, federal, state or local government authority.

         (2) Qwest may terminate this Agreement or the Services in accordance with the terms of Qwest's Tariff, if applicable, and only with respect to the Services affected by such Tariff. Customer acknowledges that such discontinuance may result in termination of its own services to own End Users.

         (3) Qwest may terminate this Agreement or the Services immediately, without providing Customer with prior notice or an opportunity to cure, under any of the following circumstances:


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                        QWEST COMMUNICATIONS CORPORATION
                           CARRIER SERVICES AGREEMENT

                  (i) Customer fails to pay any Invoice (as hereinafter defined) or any portion thereof or any Charges to Qwest when due under and in accordance with this Agreement and the relevant Service terms and conditions, other than that otherwise specified within the relevant sections relating to such payments.

                  (ii) Customer becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations.

                  (iii) In the event of a Change of Control of Customer, unless such change is otherwise permitted under the "Assignment" Section under this Agreement. For the purposes of this Agreement, "Change of Control" shall be deemed to have occurred with respect to Customer if: (X) any entity having previously Controlled (as hereinafter defined) by Customer, ceases to do so; (Y) any entity acquires Control of Customer (whether by reason of acquisition, merger, reorganization, operation of law or otherwise); or (Z) all, or substantially all, of the assets of Customer or an entity that Controls Customer are acquired (whether by reason of acquisition, merger, reorganization, operation of law or otherwise) by, or combined by merger with, any other entity. For purposes of this Agreement, "Control" (and "Controls," "Controlling," "Controlled by" and "under common Control with" shall be construed accordingly) as applied to any party means the possession directly or indirectly of the power to direct or cause the direction o the management and policies of that party, whether through the ownership of voting securities or by contract or otherwise. Where any two parties together satisfy any of this definition, they shall be deemed to have Control. For purposes of this definition, there shall be attributed to any Party rights and powers of a nominee for it (that is to say, any rights or powers that another Party possesses on its behalf or may be required to exercise on its direction or behalf).

                  (iv) If Customer fails to abide by any special payment and security terms reasonably required by Qwest in accordance with the Agreement, including, without limitation, Customer's failure or refusal to provide additional security upon Qwest's request as permitted under this Agreement.

                  (v) Upon the commission of any illegal acts on the part of Customer, its officers, directors, employees, contractors, agents, or servants, relating to the subject matter of this Agreement.

         (4) Qwest may terminate this Agreement or Services if Customer breaches any other material term of this Agreement, by providing Customer with thirty (30) calendar days' notice if Customer does not cure such breach, if curable, within such thirty (30) calendar day period.

(B) TERMINATION BY CUSTOMER. In addition to any other rights hereunder, Customer may terminate this Agreement and/or the affected Service without early termination fee or penalty, except for unpaid charges as of the effective date of termination, as follows:

         (1) As long as Customer has satisfied in full any minimum Revenue Commitment as set forth and described in the applicable Exhibit(s), Customer shall have the right to terminate this Agreement for convenience during the Initial Term without early termination fee or penalty, except for Customer's payment of unpaid Services usage charges accrued prior to the date of termination, by providing written notice of such intent to terminate and the intended date of termination given to Qwest not less than thirty (30) calendar days prior to the date of termination set forth in such notification.


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                        QWEST COMMUNICATIONS CORPORATION
                           CARRIER SERVICES AGREEMENT

         (2) In the event of any material adverse: (i) increase in rates for Services utilized by Customer, (ii) change in the Tariff, or (iii) change in the Services, Customer may terminate this Agreement or the affected Services without early termination fee or penalty, if such written notice of termination is delivered to Qwest within thirty (30) calendar days of the effective date of such material increase or change. If Customer does not deliver such notice to Qwest within such thirty (30) calendar day period, Customer will be deemed to have waived its right to terminate this Agreement based upon such material increase or change.

         (3) With respect to the Switched Services, Customer may terminate this Agreement or the Switched Services by giving Qwest thirty (30) calendar days written notice prior to the date of such cancellation, if the Switched Service provided under this Agreement is the subject of service outages or interruptions accumulating one hundred twenty (120) hours or more over any period of one hundred eighty (180) consecutive calendar days.

         (4) Customer may terminate this Agreement or Services if Qwest breaches any other material term of this Agreement, by providing Qwest with thirty (30) calendar days' notice if Qwest does not cure such breach, if curable, within such thirty (30) calendar day period.

(C) EFFECT OF TERMINATION. Upon expiration or earlier termination of this Agreement, Customer agrees to pay all unpaid balances due under and in accordance with this Agreement to Qwest. Customer agrees that it shall be fully subject to all standard or Tariff terms and conditions then in effect for Services received by it after such date of expiration or termination. Upon the expiration or termination of this Agreement for any reason, except as otherwise provided in this Agreement and to any rights and/or obligations that have accrued prior to termination, neither Party shall have any further obligations of a continuing nature.

11. DEFAULT


Without regard to any other provisions of this Agreement or rights hereunder, the Parties agree that it shall be a material default under this Agreement if Customer fails to pay Qwest in accordance with Section 7 of this Agreement. Upon default under this Section 11, Qwest shall be entitled to all rights and remedies under the Qwest Tariff and other applicable law.


12. LIABILITY

EXCEPT AS PROVIDED OTHERWISE IN A SERVICE EXHIBIT, QWEST'S LIABILITY ARISING OUT OF MISTAKES, ACCIDENTS, OMISSIONS, INTERRUPTIONS, ERRORS, DELAYS OR DEFECTS IN THE ORDERING, PROCESSING, PROVISIONING, INSTALLATION OR TRANSMISSION OF ANY SERVICES SHALL IN NO EVENT EXCEED THE AMOUNT OF THE APPLICABLE CREDITS IN ACCORDANCE WITH ITS CREDIT POLICIES THEN IN EFFECT. WITHOUT LIMITING THE FOREGOING, QWEST SHALL HAVE NO OBLIGATION TO PROVIDE ALTERNATIVE ROUTING WITH RESPECT TO ANY SERVICE OR TRANSMISSION CAPACITY PROVIDED PURSUANT TO THIS AGREEMENT. IN NO EVENT SHALL QWEST BE LIABLE TO CUSTOMER OR ANY OTHER PERSON, FIRM OR ENTITY IN ANY OTHER RESPECT, FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, OR PUNITIVE DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, EVEN IF FORESEEABLE, ARISING OUT OF ANY MISTAKE, ACCIDENT, ERROR, OMISSION, INTERRUPTION, DELAY OR DEFECT IN THE ORDERING, PROCESSING, PROVISIONING, INSTALLATION OR TRANSMISSION OF ANY SERVICES OR THE OBLIGATIONS OF QWEST PURSUANT TO THIS AGREEMENT AND ANY EXHIBITS HERETO. QWEST MAKES NO WARRANTY WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF THE SERVICE OR LOCAL ACCESS OR AS TO ANY OTHER


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                        QWEST COMMUNICATIONS CORPORATION
                           CARRIER SERVICES AGREEMENT

MATTER, ALL OF WHICH WARRANTIES BY QWEST ARE HEREBY EXCLUDED AND DISCLAIMED. FOR THE PURPOSE OF THIS SECTION, THE TERM "QWEST" AND "CUSTOMER" SHALL BE DEEMED TO INCLUDE QWEST, CUSTOMER, AND THEIR RESPECTIVE AFFILIATES, EMPLOYEES, AGENTS, OFFICERS, DIRECTORS, AND AFFILIATES. CUSTOMER HAS ACCEPTED THE LIMITATIONS OF LIABILITY AND DISCLAIMERS SET FORTH HEREIN AS PART OF A BARGAIN TO LOWER THE PRICE OF QWEST'S SERVICES HEREUNDER AND UNDERSTANDS THAT THE PRICES OF SAID SERVICES WOULD BE HIGHER IF QWEST WERE REQUIRED TO ACCEPT GREATER LIABILITY AND/OR DAMAGE LIABILITY.

13. RELATIONSHIP

Neither Party shall have the authority to bind the other by contract or otherwise make any representations or guarantees on behalf of the other. Both Parties acknowledge and agree that the relationship arising from this Agreement is one of independent contractor, and does not constitute an agency, joint venture, partnership, employee relationship or franchise.

14. ASSIGNMENT OR SALE

This Agreement shall be binding on Customer and its respective Affiliates, successors, and assigns. Customer shall not assign, sell or transfer this Agreement or the right to receive the Services provided hereunder, whether by operation of law or otherwise, without the prior written consent of Qwest, such consent shall not be unreasonably withheld by Qwest. Qwest may terminate this Agreement in the event of an actual or purported assignment, sale or transfer of this Agreement by Customer without Qwest's prior written consent.

15. REPORTING REQUIREMENTS

Where reporting obligations or requirements are imposed upon Qwest by any third party or regulatory agency, and which such obligations or requirements can only be satisfied by obtaining information from Customer, Customer agrees to comply with such obligations and requirements, as reasonably required by Qwest, and to hold Qwest harmless for any failure of compliance with any such obligations or requirements.

16. GOVERNING LAW, CERTIFICATIONS AND WARRANTIES

(A) Customer understands that Qwest, in conducting its business in the manner set forth herein, is subject to the Communications Act of 1934, as amended, and as interpreted and applied by the Federal Communications Commission. All terms of this Agreement not subject to the Communications Act of 1934 as amended and as interpreted and applied by the F.C.C. will be interpreted according to New York state law, without regard to the choice of law provisions of such State.

(B) If service is provided solely within a single state in a manner which subjects the Service to regulation by such state, then the terms and conditions of such Service and of this Agreement shall be subject to such regulations and to any addendum to this Agreement relating thereto which is delivered by Qwest to Customer. Customer shall have the right to terminate this Agreement within ten (10) business days of receipt of such addendum without further liability hereunder.

(C) Customer certifies and warrants that it, and its business of resale of the Services, is in compliance with and will continue to be in compliance, in all material respects, with all international, federal, state and local laws and regulations relating to its performance under this Agreement. Customer certifies further that it is in good standing under the laws of the States in which it was organized, is existing or is doing business. Customer is solely responsible for obtaining all licenses, approvals, and regulatory authority for its operation and the provision of


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                           CARRIER SERVICES AGREEMENT

services to its End Users. Any breach of the obligations of a Party under this Section shall be a material breach of this Agreement. If Customer does not comply with this Section, in addition to any remedies available to it at law or in equity, Qwest, in its sole discretion, may elect to decline to accept additional orders under this Agreement or it may immediately terminate this Agreement without further liability or obligation to Customer.

17. SURVIVAL

All warranties, representations, indemnities, covenants and other agreements of the Parties hereto shall survive the execution, delivery and termination of this Agreement and shall, notwithstanding the execution, delivery and termination of this Agreement, continue in full force and effect. The terms and conditions of the Qwest Tariff along with Section 6, 7, 9, 11, 12, 13, 15, 18, 19, 24 and any provision hereof, which, by its context is intended to survive the termination or expiration hereof, shall also survive. Additionally, any obligation to hold harmless and indemnify a Party hereunder shall survive the termination or expiration of this Agreement.

18. INDEMNIFICATION

Customer shall indemnify, defend and hold harmless Qwest from and against any claims, actions, damages, liabilities, costs, judgments or expenses (including attorney fees and an allocable portion of in-house counsel fees) arising out of third Party claims resulting from the resale or reselling of the Service, including but not limited to the provision or termination of, or failure to provide, service by Customer to End Users.

19. NONDISCLOSURE

Neither Party shall disclose to any third Party during the term of this Agreement and during the one (1) year period immediately following termination of this Agreement, any of the terms and conditions set forth in this Agreement unless disclosure is required by any state or federal governmental agency, is otherwise required to be disclosed by law, or is necessary in any proceeding establishing rights or obligations under this Agreement. Each Party reserves the right to terminate this Agreement, upon written notification, upon discovery of any disclosure prohibited hereunder.

20. INTEGRATION AND AMENDMENTS

The Agreement, together with all Exhibits, represents the entire understanding of the Parties with respect to the subject matter under this Agreement. Any and all prior offers, contracts, agreements, representations and understandings made to or with Customer by Qwest or any Affiliate or predecessors-in-interest with respect to the subject matter under this Agreement, whether oral or written, shall be superseded by this Agreement. All amendments to this Agreement shall be in writing and signed by both Parties.

21. WAIVER

The terms, covenants, representations and warranties of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time to require performance of any provision hereof shall, in no manner, affect the right at a later date to enforce the same. No waiver by either Party of any breach of any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such breach or the breach of any other term, covenant, representation or warranty of this Agreement.


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                                        CONFIDENTIAL MATERIAL OMITTED
                                        AND FILED SEPARATELY WITH THE SECURITIES
                                        AND EXCHANGE COMMISSION.
                                        ASTERISKS DENOTE SUCH OMISSIONS.

                        QWEST COMMUNICATIONS CORPORATION
                           CARRIER SERVICES AGREEMENT

22. SEVERABILITY

In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Further; in the event that any provision of this Agreement shall be held to be invalid, illegal or unenforceable by virtue of its scope or period of time, but may be made enforceable by a limitation thereof, such provision shall be deemed to be amended to the minimum extent necessary to render it valid, legal and enforceable or in the alternative both Parties shall negotiate in good faith to substitute for such invalid, illegal, or unenforceable provision a mutually acceptable provision that is consistent with the original intent of the Parties.

23. NOTICE

Except when actual receipt is expressly required by the terms hereof, notice is considered given either (i) when delivered by facsimile service to the phone number listed below with duplicate notification sent via regular U.S. Mail or overnight delivery or; (ii) when delivered in person to the recipient named below; or (iii) after deposit in the United States mail in a sealed envelope or container, either registered or certified mail, return receipt requested, postage prepaid, or via overnight courier service, addressed by name and address to the Party or person intended as follows:

         To Customer:      Zeroplus.com, Inc.
                           12800 Middlebrook Road, Suite 400
                           Germantown, Maryland 20874
                           Facsimile #: (301) 601-8777
                           Attention: Donald Shoff, VP of Finance

         To Qwest:         Qwest Communications Corporation
                           555 l7th Street
                           Denver, Colorado 80202
                           Facsimile #: (303) 291-1724
                           Attention: General Counsel

Any Party may at any time change its address or facsimile number for notification purposes by giving the other Party prior written notice as provided in this Section by setting forth the new address and the date on which it will become effective. Either Party may require, by prior written notice given at any time or from time to time, subsequent notices to be given to another individual person, whether a Party or an officer or representative, or to a different address, or both; provided, however, that a P.O. Box shall not be considered to be an address for purposes of this Agreement.

24. ARBITRATION OF DISPUTES

(A) Any dispute arising out of this Agreement relating to Qwest invoices or balances owed by Customer to Qwest for Services rendered, which cannot be resolved between the Parties, shall be settled by binding arbitration at the office of the American Arbitration Association ("AAA") located in [* * *](1) The arbitration shall be held in accordance with the commercial Arbitration Rules of the American Arbitration Association ("AAA Rules"), as amended by this Agreement.

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                        QWEST COMMUNICATIONS CORPORATION
                           CARRIER SERVICES AGREEMENT

(B) Either Qwest or the Customer may initiate arbitration by providing written demand for arbitration, a copy of this Agreement and the administrative fee required by the AAA Rules to the AAA at [* * *](2). A copy of the notice shall also be provided to the other Party. The remaining cost of the arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the Parties unless the arbitration award provides otherwise. Each Party shall bear the cost of preparing and presenting its case.

(C) One arbitrator shall be appointed in accordance with the AAA Rules within sixty (60) days of the submission of the demand for arbitration, unless both Parties otherwise agree in writing. The arbitrator shall designate the time and place in [* * *](2), as applicable, for the hearing within thirty (30) days of his or her appointment. Qwest and the Customer agree that the Arbitrator's authority to grant relief shall be subject to the provisions of this Agreement, the United States Arbitration Act, ("USAA"), the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes, Qwest Tariffs, substantive law, and the Communications Act of 1934, as amended. The Arbitrator shall not be able to award, nor shall any Party be entitled to receive punitive, incidental, consequential, exemplary, reliance or special damages, including damages for lost profits. The Arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be final, binding, and enforceable in a court of competent jurisdiction. The decision of the Arbitrator is appealable only for perceived mistakes or misapplication of the law.

(D) Any dispute not outlined in Section 24 (A) and arising out of or related to this Agreement regardless of the form of action whether in contract, indemnity, warranty, strict liability, or tort, including negligence of any kind with regard to Qwest Services or other conduct under this Agreement may be subject to arbitration upon the written consent of both Parties.

25. FORCE MAJEURE

Neither Party shall be liable to the other for any delay or failure in performance of any part of this Agreement to the extent that such delay or failure is caused by a Force Majeure Event. "Force Majeure Event" means an unforeseeable event (other than a failure to comply with payment obligations) caused by any of the following conditions: act of God; fire; flood; labor strike; sabotage; fiber cut; material shortages or unavailability or other delay in delivery not resulting from the responsible Party's failure to timely place orders therefor; lack of or delay in transportation; government codes, ordinances, laws, rules, regulations or restrictions; war or civil disorder; or any other cause beyond the reasonable control of such Party. The Party claiming relief under this Section shall notify the other in writing of the existence of the Force Majeure Event relied on and shall be excused on a day-by-day basis to the extent of such prevention, restriction or interference until the cessation or termination of said Force Majeure Event.

26. ATTACHMENTS AND EXHIBITS

All Attachments and Exhibits annexed to this Agreement are expressly made a part of this Agreement as fully as though completely set forth in it. All references to this Agreement shall be deemed to refer to and include this Agreement and all such Attachments and Exhibits.

27. HEADING

The headings of sections and subsections used in this Agreement are for convenience only and are not part of its operative language. They shall not be used to affect the construction of any provisions hereof

---------------------
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                        QWEST COMMUNICATIONS CORPORATION
                           CARRIER SERVICES AGREEMENT


28. THIRD-PARTIES

The representations, warranties, covenants and agreements of the Parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, any person not a party hereto, including, without limitation, the End Users and Affiliates. For purposes of this Agreement, "Affiliate" shall mean: (i) any individual, corporation, partnership, limited liability company, limited liability partnership, practice, association, joint stock company, trust, unincorporated organization or other venture or business vehicle (each an "Entity") in which a Party owns a twenty percent (20%) or greater equity interest; or (ii) any Entity which, directly or indirectly, is in control of, is controlled by or is under common control with a Party, as applicable, after applying the attribution rules of Section 318 of the Internal Revenue Code. For the purpose of this definition, control of an Entity shall include the power, directly or indirectly, whether or not exercised: (i) to vote fifty percent (50%) (or such lesser percentage as is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) or more of the securities or other interests having ordinary voting power for the election of directors or other managing authority of such Entity; or (ii) to direct or cause the direction of the management or policies of such Entity, whether through ownership of voting securities, partnership interest or equity, by contract or otherwise.

29. AUTHORIZATION

(A) Customer represents and warrants that the full legal name of the legal entity intended to receive the benefits under this Agreement and intended to use the Services is the name set forth in this Agreement and in the execution block. Each Party represents to the other Party that the person executing this Agreement on its behalf has been duly authorized by such Party to execute and bind such Party to the terms and conditions contained in this Agreement. Each Party, with full knowledge of all terms and conditions herein, does hereby warrant and represent that the execution, delivery, and performance of this Agreement are within such Party's corporate and/or partnership powers, have been duly authorized, and are not in conflict with law or the terms of any charter or bylaw or any agreement to which such Party is a party or by which it is bound or affected.

(B) Qwest may act in reliance upon any instruction, instrument, or signature reasonably believed by Qwest to be genuine. Qwest may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so.




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


                                        CONFIDENTIAL MATERIAL OMITTED
                                        AND FILED SEPARATELY WITH THE SECURITIES
                                        AND EXCHANGE COMMISSION.
                                        ASTERISKS DENOTE SUCH OMISSIONS.

                        QWEST COMMUNICATIONS CORPORATION
                           CARRIER SERVICES AGREEMENT

IN WITNESS WHEREOF, an authorized representative of each Party has executed this Agreement effective as of the date of execution by Qwest as set forth below.

QWEST COMMUNICATIONS CORPORATION



By:   /s/  MICHAEL J. KRUPNIK          Date   OCTOBER 12, 2000
    --------------------------------          ----------------------------------

Name:  MICHAEL J. KRUPNIK
     -------------------------------


Title:  REGIONAL VICE PRESIDENT
      ------------------------------



By:
    --------------------------------
      Qwest Contracts Administrator





ZEROPLUS.COM, INC.



By:  /S/  LAWRENCE W. MITCHELL          Date  OCTOBER 5, 2000
    --------------------------------          ----------------------------------
      Lawrence W. Mitchell
      Vice President and General Counsel




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                                   EXHIBIT B1
             QWEST EXPRESS TERMINATING SWITCHED SERVICE DESCRIPTION
                           CARRIER SERVICES AGREEMENT



GENERAL

Interstate rates are per Local Access and Transport Area ("LATA") and are for LATA-wide termination. Domestic Rates set forth in the Qwest Express Rate Exhibit are shown in terms of full minutes and are billed in six (6) second increments. Qwest reserves the right to charge excessive quantities of short duration calls (i.e., calls under 6 seconds in length) a minimum of one-cent ($0.01) per answered call. Rates set forth in the Qwest Express Rate Exhibit are Base Rates.

Intrastate rates are per State and are for State-wide termination. For the purposes of determining each call's jurisdiction, the originating and terminating information present in the call stream will be evaluated. In the event that either the originating or terminating information is not available to Qwest's billing system, the classification of the call, for rating purposes, will default to the Interstate classification. To the extent that calls are defaulted to the Interstate classification, and to the extent Customer's traffic of this nature includes intrastate traffic, Customer shall provide to Qwest in writing, on a monthly basis, the "Percentage of Inter/Intra-state Usage" on a state-by-state basis, by LEC, for the traffic terminated by Qwest hereunder.

International rates are set forth as for country or city termination as specified in the rate exhibit. If an International call terminates to a city, which has any type of specific city code rate, the call will be rated according to the city's rate for that type of termination and not the associated country's rate. Mobile city areas that are rated differently than the associated countries shall also be set forth as city codes. From time to time, Qwest may add specific city code rates for cities not set forth above, and the IDDD Services shall be provided based upon such rates. Rates shown in the Qwest Express International Termination Service Rate Exhibit are shown in terms of full minutes and are billed in six (6) second increments with an initial thirty (30) second increment. Carrier Canadian Terminating Service rates are per NPA and are for NPA-wide termination. Rates shown in the Carrier Canadian Terminating Service Rate Exhibit are shown in terms of full minutes and are billed in six (6) second increments with an initial thirty (30) second increment. Mexican rates are per Mexican Rate Step and are for Rate Step-wide termination. Rates shown in the Mexican Terminating Service Rate Exhibit are shown in terms of full minutes and are billed in full minute increments. Intentional Rates, including Mexican and Canadian, are subject to change upon five (5) calendar days notice. Service availability is subject to the availability of facilities to and in the particular countries.

Directory Assistance rates are per NPA and are valid NPA-wide. Rates shown in the Carrier Directory Assistance Termination Rate Exhibit are shown on a per call basis and are billed per call.

ROUNDING

Currently, all Qwest Express Services, excluding Directory Assistance, utilize "bulk rounding". For the purposes of this Agreement, bulk rounding is defined as carrying over the 3rd and 4th place amounts of a call charge to the next call, and continuing to do so until one full cent ($0.01) is accrued. When this has occurred, the one-cent is applied to the next call. In addition, the Qwest Express Terminating Switched Service employs whole call rounding, which means that all calls are rounded only once, as opposed to once for each element (e.g. initial and incremental).

"RBOC-ITC" SURCHARGE

Customer agrees to maintain at least 80% of the traffic comprising Customers Domestic Terminating Switched Service for termination in a Tandem owned and operated by a Regional Bell Operating Company ("RBOC") and subject to such RBOC's tariffed access charges. Qwest shall have the right to apply a two cents ($0.02) per minute of use surcharge to the number of Domestic minutes by which Non-RBOC "terminations" exceed 20% of total monthly Terminating Service minutes. For the purposes of automating the billing of the surcharge, the OCN number of the terminating carrier will be used. OCN numbers of 9000 and above are classified as RBOC; and OCN numbers


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                                   EXHIBIT B1
             QWEST EXPRESS TERMINATING SWITCHED SERVICE DESCRIPTION
                           CARRIER SERVICES AGREEMENT


less than 9000 are classified as "ITC," or Non-RBOC.

POINT(S) OF MEET

Customer is responsible for all access and related costs of DS-0, DS- 1 or DS-3 dedicated facilities to connect to Qwest's nearest applicable meet point as follows:

       Qwest switch sites:
   -   111 Pavonia Ave., 7th Floor, Suite 725, JERSEY CITY, NJ 07310
   -   111 Market Place., Suite 400, BALTIMORE, MD 21202
   -   60 Hudson St., 11th Floor, NEW YORK CITY, NY 10013
   -   Doral Plaza, Suite 222A, 155 N. Michigan Ave., CHICAGO, IL 60601
   -   NBC Tower, 455 North City Front Plaza, Suite 700, CHICAGO, IL 60611
   -   Prudential Town Center, 1000 Town Center, Suite 360, SOUTHFIELD, MI 48075
   -   8793 Fulton County Road H, DELTA, OH 43515
   -   50 Public Square, Suite 640, CLEVELAND, OH 44113
   -   180 E. Broad St., Suite B2, COLUMBUS, OH 43215
   -   2001 6th Avenue, SEATTLE, WA 98121
   -   2323 Bryan Street, Suite 770, DALLAS, TX
   -   Bank South Bldg., Suite 1910, 55 Marietta St., ATLANTA, GA 30303
   -   701 E. Trade Street, Suite D, CHARLOTTE, NC 28202
   -   4895 Outland Center Drive, MEMPHIS, TN 38118
   -   624 S. Grand Ave., Suite 315, LOS ANGELES, CA 90017
   -   3040 Gold Camp Road, SACRAMENTO, CA
   -   910 15th Street, Suite 220, DENVER, CO 80202

Qwest POP sites:
   -   38th and Wyalusing Streets, PHILADELPHIA, PA
   -   60 Hudson St., 11th Floor, NEW YORK CITY, NY 10013
   -   1220 L Street N. W. Suite 1B, WASHINGTON, DC 20005
   -   1125 Grand Avenue, KANSAS CITY, MO
   -   900 Walnut Street, Suite 400, ST. LOUIS, MO
   -   15 West 16th Street, TULSA, OK
   -   2112 East California Street, OKLAHOMA CITY, OK
   -   777 Walker St. C-170, HOUSTON, TX
   -   4275 E. Sahara, LAS VEGAS, NV
   -   136 East South Temple, Suite 1560, SALT LAKE CITY, UT
   -   2600 N. Central, PHOENIX, AZ

         The Base rates shown in the Qwest Express Intrastate RBOC/ITC Rate Exhibit will apply for all traffic that meets the Qwest network any of the above switch or POP sites.

REVENUE COMMITMENT

COMMITTED REVENUE: Customer hereby agrees to commit to a specified revenue volume [* * *](1) per month (the "Revenue Commitment") and term of three (3) years (the "Term Commitment"). The Revenue Commitment must

------------------
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                                            AND EXCHANGE COMMISSION.
                                            ASTERISKS DENOTE SUCH OMISSIONS.

                                   EXHIBIT B1
             QWEST EXPRESS TERMINATING SWITCHED SERVICE DESCRIPTION
                           CARRIER SERVICES AGREEMENT


be met within the agreed-upon Term Commitment however, the Customer may not meet the total Revenue Commitment (monthly Revenue Commitment X (times) the number of months in the Term Commitment) in less time than one-half of the Term Commitment.

1) If this Revenue Commitment is not met by the end of the Term Commitment, the Customer agrees that it will pay the shortfall charge as follows:

                  Revenue Commitment X Term Commitment (in months) Less Customer's Actual Service Revenue
                  ----------------------------------------------
                  = Shortfall Charge Owed by Customer

         In addition, the customer's Revenue Commitment will be evaluated on a periodic basis, depending upon the agreed-upon Term Commitment. The formula and milestones used to evaluate a Customer's Revenue Commitment progress are described in the Term Commitment Ramp Schedule.

Customer acknowledges and agrees that if the Customer fails to meet any of the specified milestones, Qwest may, at Qwest's sole determination, either:

         - Terminate the Agreement and, upon thirty (30) calendar days written notice to Customer, collect the Shortfall Charge consisting of the difference between the Revenue Commitment owed to Qwest by the end of the particular measuring milestone period and the aggregate revenue actually paid to and retained by Qwest by such milestone, or

         - Renegotiate the Agreement at rates and term mutually acceptable to Qwest and Customer.

Customer acknowledges and agrees that certain rates would not be offered to Customer without Customer's agreement to make the Revenue Commitment. Customer and Qwest agree that any Shortfall Charge or relief provided hereunder represents a mutual good faith estimate of, and bears a reasonable relationship to actual damages to Qwest in the event of Customer failure to meet such Revenue Commitment. Customer agrees that such Shortfall Charge does not represent a penalty of any kind and that such charges shall be obligations of Customer subject to specific performance.

                  CONTRIBUTING SERVICES SCHEDULE

          --------------------------------------------------------------------
                                CONTRIBUTING SERVICES*
          --------------------------------------------------------------------
          All Domestic Qwest Express Originating and Terminating Usage
          --------------------------------------------------------------------
          All Qwest Express International Terminating Usage
          --------------------------------------------------------------------
          All Qwest Express Directory Assistance Usage
          --------------------------------------------------------------------
          All Qwest Express Canadian Termination Usage
          --------------------------------------------------------------------
          All Qwest Express Mexican Terminating Usage
          --------------------------------------------------------------------
          All Dedicated Facilities Monthly Recurring Charges*
          --------------------------------------------------------------------

TERM COMMITMENT RAMP SCHEDULE

------------------------------------------------------------------------------------------------------------------------
                                                          MILESTONE MINIMUM USAGE REQUIREMENT
------------------------------------------------------------------------------------------------------------------------
        RAMP MILESTONE                    ONE YEAR                     TWO YEAR                     THREE YEAR
------------------------------------------------------------------------------------------------------------------------
          6th Month                  40% of commitment                    N/A                          N/A
------------------------------------------------------------------------------------------------------------------------
          12th Month                 100% of commitment            30% of commitment            25% of commitment
------------------------------------------------------------------------------------------------------------------------


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                                   EXHIBIT B1
             QWEST EXPRESS TERMINATING SWITCHED SERVICE DESCRIPTION
                           CARRIER SERVICES AGREEMENT

------------------------------------------------------------------------------------------------------------------------
          24th Month                        N/A                   100% of commitment            55% of commitment
------------------------------------------------------------------------------------------------------------------------
          36th Month                        N/A                           N/A                   100% of commitment
------------------------------------------------------------------------------------------------------------------------

* Charges, fees and other amounts owing for, related to or constituting taxes, surcharges, credits, uncollectable Customer charges, pass-through charges, installation charges and local loops shall not be included as part of Revenue Commitment or Contributing Services.




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

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           AND EXHCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                                                   QWEST EXPRESS
                                                                         BLENDED
                                              INTRASTATE VOICE TERMINATION RATES


                                    [* * *](1)


























     (1) CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXHCHANGE COMMISSION.
     ASTERISKS DENOTE SUCH OMISSIONS.

                QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL

    CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES
           AND EXHCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                                                   QWEST EXPRESS
                                                      DIRECTORY ASSISTANCE RATES


                                    [* * *](1)


























     (1) CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXHCHANGE COMMISSION.
     ASTERISKS DENOTE SUCH OMISSIONS.

               QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL

    CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES
           AND EXHCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                                                   QWEST EXPRESS
                                                                         BLENDED
                                              INTERSTATE VOICE TERMINATION RATES


                                    [* * *](1)


























     (1) CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXHCHANGE COMMISSION.
     ASTERISKS DENOTE SUCH OMISSIONS.


               QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL

                                            CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION.
                                            ASTERISKS DENOTE SUCH OMISSIONS.

                                   EXHIBIT C1
                WEST EXPRESS 8XX ORIGINATING SERVICE DESCRIPTION
                            CARRIER SERVICE AGREEMENT


GENERAL

Interstate rates are per Local Access and Transport Area ("LATA") and are for LATA-wide origination. Rates shown in the attached Rate Exhibit are shown in terms of full minutes and are billed in six (6) second increments. Qwest reserves the right to charge excessive quantities of short duration calls (i.e. calls under 6 seconds in length) a minimum of one-cent ($.01) per answered call.

ROUNDING

Currently, the Qwest Express 8XX Originating Service utilizes "bulk rounding". For the purposes of this agreement, bulk rounding is defined as carrying over the 3rd and 4th place amounts of a call charge to the next call, and continuing to do so until one full cent ($.01) is accrued. When this has occurred, the cent ($.01) is applied to the next call. In addition, the Qwest Express 8XX Originating Service employs whole call rounding, which means that all calls are rounded only once, as opposed to once for each element (e.g. initial and incremental).

"RBOC-ITC" SURCHARGE

Customer will maintain at least 80% of the traffic comprising Customers 8XX Origination Service for origination in a Tandem owned and operated by a Regional Bell Operating Company ("RBOC") and subject to such RBOC's tariffed access charges. Qwest will have the right to apply a two cents ($.02) per minute of use surcharge to the number of minutes by which Non-RBOC Originating minutes exceed 20% of total monthly Origination service minutes. For the purposes of automating the billing of the surcharge, the OCN number of the originating carrier will be used. OCN numbers of 9000 and above are classified as RBOC; and OCN numbers less than 9000 are classified as "ITC", or Non-RBOC.

LIABILITY

(A) Without limiting the Agreement, Qwest shall not be liable for any act or omission of the Number Administration and Service Center ("NASC"), other Responsible Organizations ("RESP ORGs"), or any other carrier providing a portion of the Service.

(B) Without limiting the Agreement, Qwest shall not be liable for any loss or damage sustained by Customer, its 8XX subscriber or any third party by reason of defects or malfunctions in the hardware or software provided by NASC, or by reason of errors made by NASC in connection with the Service Management System ("SMS")/8XX.

(C) Without limiting the Agreement, Qwest shall not be liable for any loss or damage sustained by the Customer, its 8XX subscriber or any third party by reason of defects or malfunctions in any Qwest Service Management System ("LSMS"), Service Control Point ("SCP"), Service Transfer Point ("STP"), or Service Switch Point ("SSP"), or any other facilities, hardware or software not directly under Qwest's control.

(D) Without limiting the Agreement, Qwest shall not be liable for any loss of revenue or profit by Customer or its 8XX subscriber or for any loss or damage arising out of this Agreement or out of the use


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                                   EXHIBIT C1
                WEST EXPRESS 8XX ORIGINATING SERVICE DESCRIPTION
                            CARRIER SERVICE AGREEMENT

of the SMS/8XX or any of the Services provided under this Agreement by any person, whether arising in contract, tort (including, without limitation, negligence or strict liability) or otherwise and whether or not informed of the possibility of such damages in advance.

INDEMNIFICATION

Without limiting the Agreement, Customer hereby agrees to indemnify, defend and hold harmless Qwest, its Affiliates, and their respective directors, officers, employees and agents against any third party claim, loss or damage arising from the use of 8XX Originating Services offered under this Agreement, involving without limitation: claims for libel, slander, invasion of privacy or infringement of copyright arising from the Customer's or its 8XX subscriber's own communications.

CARRIER INTEREXCHANGE CODE ("CIC") CONFIDENTIALITY

Qwest's CIC map and underlying provider is Qwest's propriety information and Customer agrees to keep such information in the strictest of confidence by Customer. Such information shall not be used or disclosed by Customer except as necessary to carry out the intent of this Agreement.

CUSTOMER OBLIGATIONS FOR RELEASE OF QWEST CIC INFORMATION

Notwithstanding anything herein to the contrary, and provided Customer is not in default of any obligation hereunder, Customer may provide Qwest's CIC map or a portion thereof to a RESP ORG if Customer fully complies with all of the following conditions:

1. Customer shall obtain Qwest's prior explicit written consent in each instance.
2. No more than one SMS record in which any portion of Qwest's CIC map is referenced shall be created.
3. Customer shall ensure that the SMS record will be applied by the RESP ORG consistently to all 8XX numbers under its control whenever Qwest has transport responsibility.
4. Customer shall cause the RESP ORG to notify Qwest of the assignment of the applicable record and Customer shall ensure such record is not implemented without Qwest's approval.
5. Customer shall be ready to accept traffic prior to submitting to Qwest an order to turn up 8XX Service.
6. Customer shall be responsible for all costs in connection with updating or changing the applicable SMS record in the event Qwest changes its mapping. Customer shall ensure that the RESP ORG completes such changes within sixty (60) calendar days of Qwest's notification to Customer of any such change.

CUSTOMER OBLIGATIONS FOR USE OF ALTERNATE CIC MAP

Customer hereby agrees and understands that:

1. Customer shall ensure that no CICs other than the Customer's CICs will be used in conjunction with Qwest's CIC without ten (10) business days prior written notification to Qwest. Qwest reserves the right to not approve of a change to a CIC other than the Customer's or Qwest.


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                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION.
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                                   EXHIBIT C1
                WEST EXPRESS 8XX ORIGINATING SERVICE DESCRIPTION
                            CARRIER SERVICE AGREEMENT


         Customer understands that it will be responsible for all usage associated with traffic related to an 8XX number that Qwest refused to approve for a CIC change if the call is carried on Qwest's network.
2. Customer shall not enter into any arrangement with a third party for the provision or carriage of any component of any 8XX traffic transported by Qwest.
3. Customer shall promptly and accurately perform all Qwest requested changes to its CIC map. Customer shall be responsible for all costs resulting from its failure to comply with this provision.
4.       Qwest provides CIC mapping at the LATA level only.
5. No person or entity other than Customer shall act as RESP ORG or apply Qwest's CIC map for 8XX transport, either acting directly or indirectly, or by assignment or agency from Customer.
6. Where Customer chooses to select itself for 8XX origination in a particular LATA, Customer must provide complete LATA coverage.

QWEST AS RESPONSIBLE ORGANIZATION ("RESP ORG")

If Customer selects Qwest as the Responsible Organization for Customer's Toll Free services, Customer hereby agrees to and understands that:

1. Qwest agrees to act as RESP ORG, to manage and administer Customer's records in the 8XX Service Management System. Qwest's responsibilities shall be limited to coordinating data entry, record change, trouble acceptance, referral and/or clearance. As RESP ORG, Qwest will also provide coordination to provision, maintain, and test 8XX Data Base ("DB") service between various entities, such as: Local Exchange Carriers ("LECs"), Interexchange Carriers ("IXCs"), Number Administration and Service Center ("NASC"), and the Service Management System ("SMS").
2. Qwest will provide Customer with a contact number for referrals of 8XX troubles on a twenty-four (24) hour a day, seven (7) days a week basis. Qwest will make reasonable best efforts to resolve troubles by sectionalizing trouble to determine if the reported trouble is in its translations or facilities or in another provider's service. If necessary, Qwest will test cooperatively with other providers to further identify and address a trouble when it has been sectionalized to another provider's service. Qwest will keep Customer advised as to the status of trouble clearance. Qwest' s responsibilities shall be limited to make a good faith effort to identify and coordinate trouble resolution.
3. As RESP ORG, Qwest is limited in the number of 8XX number reservations it can hold; therefore, reservations will be available on a first come first serve basis. Customer reservations may at no time exceed ten (10) percent of its active 8XX numbers. Reservations cannot be held for more than forty-five (45) calendar days. At the end of the reservation period the 8XX number will be returned to the pool of numbers available for general assignment.
4. For Qwest to properly fulfill its obligation as RESP ORG, Customer shall make available to Qwest an 8XX number and personnel, on a twenty-four (24) hour a day, seven (7) day a week basis, for trouble reporting and resolution. The Customer further agrees that it shall make its best effort to assist Qwest in the resolution of any end user dispute involving an end user of the Customer.

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

                                            CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION.
                                            ASTERISKS DENOTE SUCH OMISSIONS.

                                   EXHIBIT C1
                WEST EXPRESS 8XX ORIGINATING SERVICE DESCRIPTION
                            CARRIER SERVICE AGREEMENT

CUSTOMER AND QWEST OBLIGATIONS WHERE QWEST PROVIDES RESPORG SERVICES

1. Customer hereby agrees that Qwest shall be Customer's sole provider of Carrier 8XX Service for all 8XX numbers for which Qwest is providing transport and/or Responsible Organization Services ("ROS"), as such services are described herein, during the term hereof.
2. Qwest agrees that Customer may, at its sole discretion, designate itself as the 8XX carrier in selected LATAs. Customer's designation is only applicable when used in conjunction with Qwest 8XX ROS and transport and customer provides one hundred percent (100%) coverage in the LATA(s).
3. Qwest will not provide ROS for 8XX numbers transported by other Common Carriers ("OCCs"), except as indicated in Section (B) above.
4. Qwest shall provide ROS as described herein consistent with the Guidelines for 8XX Database, subject to the understanding that those ROS and the terms and conditions of those services may be modified by Qwest as a result of changes in said Guidelines, governmental action or acts of third parties including but not limited to changes in LEC tariffs that relate to ROS.

POINT(S) OF MEET

Customer agrees that it is responsible for all access and related costs of DS-0, DS-l or DS-3 dedicated facilities to connect to Qwest's nearest applicable meet point. Meetpoints available include the Qwest's DMS250 switch sites as follows:

   -   11l Pavonia Ave., 7th Floor, Suite 725, JERSEY CITY, NJ 07310
   -   111 Market Place., Suite 400, BALTIMORE, MD 21202
   -   60 Hudson St., 11th Floor, NEW YORK CITY, NY 10013
   -   Doral Plaza, Suite 222A, 155 N. Michigan Ave., CHICAGO, IL 60601
   -   NBC Tower, 455 North City Front Plaza, Suite 700, CHICAGO, IL 60611
   -   Prudential Town Center, 1000 Town Center, Suite 360, SOUTHFIELD, MI 48075
   -   8793 Fulton County Road H, DELTA, OH 43515
   -   50 Public Square, Suite 640, CLEVELAND, OH 44113
   -   180 E. Broad St., Suite B2, COLUMBUS, OH 43215
   -   2001 6th Avenue, SEATTLE, WA 98121
   -   2323 Bryan Street, Suite 770, DALLAS, TX
   -   Bank South Bldg., Suite 1910, 55 Marietta St., ATLANTA, GA 30303
   -   701 E. Trade Street, Suite D, CHARLOTTE, NC 28202
   -   4895 Outland Center Drive, MEMPHIS, TN 38118
   -   624 S. Grand Ave., Suite 315, LOS ANGELES, CA 90017
   -   3040 Gold Camp Road, SACRAMENTO, CA
   -   910 15th Street, Suite 220, DENVER, CO 80202

In addition to the above Qwest switch sites, the Customer may meet Qwest at each Qwest-owned voice POP site available at the time of Customer's request, subject to capacity at that site and to Qwest's agreement.

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                                            CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION.
                                            ASTERISKS DENOTE SUCH OMISSIONS.

                                   EXHIBIT C1
                WEST EXPRESS 8XX ORIGINATING SERVICE DESCRIPTION
                            CARRIER SERVICE AGREEMENT

REVENUE COMMITMENT

COMMITTED REVENUE: Customer hereby agrees to commit to a specified revenue volume of [* * *](1) per month (the "Revenue Commitment") and term of three
(3) years (the "Term Commitment"). The Revenue Commitment must be met within the agreed-upon Term Commitment however, the Customer may not meet the total Revenue Commitment (monthly Revenue Commitment X (times) the number of months in the Term Commitment) in less time than one-half of the Term Commitment.

1) If this Revenue Commitment is not met by the end of the Term Commitment, the Customer agrees that it will pay the shortfall charge as follows:


                           Revenue Commitment X Term Commitment (in months) LESS CUSTOMER'S ACTUAL SERVICE REVENUE
                       --------------------------------------------------------
                           = Shortfall Charge Owed by Customer

         In addition, the Customer's Revenue Commitment will be evaluated on a periodic basis, depending upon the agreed-upon Term Commitment. The formula and milestones used to evaluate a Customer's Revenue Commitment progress are described in the Term Commitment Ramp Schedule.

Customer acknowledges and agrees that if the Customer fails to meet any of the specified milestones, Qwest may, at Qwest's sole determination, either:


         - Terminate the Agreement and, upon thirty (30) calendar days written notice to Customer, collect the Shortfall Charge consisting of the difference between the Revenue Commitment owed to Qwest by the end of the particular measuring milestone period and the aggregate revenue actually paid to and retained by Qwest by such milestone, or

         - Renegotiate the Agreement at rates and term mutually acceptable to Qwest and Customer.

Customer acknowledges and agrees that certain rates would not be offered to Customer without Customer's agreement to make the Revenue Commitment. Customer and Qwest agree that any Shortfall Charge or relief provided hereunder represents a mutual good faith estimate of, and bears a reasonable relationship to actual damages to Qwest in the event of Customer failure to meet such Revenue Commitment. Customer agrees that such Shortfall Charge does not represent a penalty of any kind and that such charges shall be obligations of Customer subject to specific performance.

         CONTRIBUTING SERVICES SCHEDULE

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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

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

                                            CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION.
                                            ASTERISKS DENOTE SUCH OMISSIONS.

                                   EXHIBIT C1
                WEST EXPRESS 8XX ORIGINATING SERVICE DESCRIPTION
                            CARRIER SERVICE AGREEMENT

         ----------------------------------------------------------------------
                              CONTRIBUTING SERVICES*
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         All Domestic Qwest Express Originating and Terminating Usage
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         All Qwest Express International Terminating Usage
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         All Qwest Express Directory Assistance Usage
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         All Qwest Express Canadian Termination Usage
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         All Qwest Express Mexican Terminating Usage
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         All Dedicated Facilities Monthly Recurring Charges*
         ----------------------------------------------------------------------


         TERM COMMITMENT RAMP SCHEDULE

-----------------------------------------------------------------------------------------------------------------
                                                     MILESTONE MINIMUM USAGE REQUIREMENT
-----------------------------------------------------------------------------------------------------------------
       RAMP MILESTONE                  ONE YEAR                    TWO YEAR                   THREE YEAR
-----------------------------------------------------------------------------------------------------------------
         6th Month                40% of commitment                  N/A                         N/A
-----------------------------------------------------------------------------------------------------------------
         12th Month               100% of commitment          30% of commitment           25% of commitment
-----------------------------------------------------------------------------------------------------------------
         14th Month                      N/A                  100% of commitment          55% of commitment
-----------------------------------------------------------------------------------------------------------------
         36th Month                      N/A                         N/A                  100% of commitment
-----------------------------------------------------------------------------------------------------------------

* Charges, fees and other amounts owing for, related to or constituting taxes, surcharges, credits, uncollectable Customer charges, pass-through charges, installation charges and local loops shall not be included as part of Revenue Commitment or Contributing services.

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

    CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES
           AND EXHCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.



                                                                   QWEST EXPRESS
                                            DOMESTIC TOLL FREE ORIGINATION RATES

                                    [* * *](1)

































(1) CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXHCHANGE COMMISSION.
ASTERISKS DENOTE SUCH OMISSIONS.


            QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL

                                            CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION.
                                            ASTERISKS DENOTE SUCH OMISSIONS.

                                    EXHIBIT S
                           SECURITY AND PAYMENT TERMS


GENERAL

Qwest and the Customer hereby agree that Qwest has established specific terms and conditions of security for payment of the Services acceptable to Qwest, in its sole determination, prior to the commencement of Services hereunder, as set forth below. Customer acknowledges and agrees that if Customer does not comply with such terms and requirements of security for payment, that Qwest shall be entitled to refuse to fulfill any orders for Services and to terminate this Agreement without penalty. Customer also agrees to the following basic terms and conditions as security for payment of services rendered by Qwest to Customer.

WEEKLY BILLING AND PREPAYMENT

As security under this Agreement for the provision of Services, Customer agrees to make weekly payments on its unbilled Service toll. The weekly billing cycle is the 7th, 14th, 21st, and 27th of each month (or upon such other weekly schedule as Qwest should determine). Unless the foregoing weekly bill cycle is changed by Qwest, Qwest will provide Customer with a written statement of the payment due based on Customer's unbilled Service toll which will be issued on the 8th, 15th, 22nd, and 29th of the month regardless of the day of the week, unless one of these days fall on a weekend or holiday, in which case the bill will go out the next business day. Customer shall pay such statement in accordance with the above-specified terms by wire transfer to [* * *](1) (or to any other such account or in any other manner as Qwest may designate in writing) and include a designation of Customer's account number. Customer's failure to provide the payment as agreed to herein may, in Qwest's sole discretion, result in the immediate termination of all and/or any part of the Service hereunder or refusal to accept any orders for additional Service with or without notice. Customer shall receive from Qwest a standard monthly invoice which shall comprise Customer's promotions, discounts, if any, taxes, any applicable monthly recurring charges, the entire month's Service usage and the credit amount of Customer's weekly payments as provided in this subsection. Weekly payments made by Customer totaling in excess of Customer's entire monthly invoice combined with the setoff amount from Qwest's usage of Customer's services, if any, will be applied to the Customer's immediately succeeding monthly invoice. Any amounts due and owing by Customer as of the rendering of the monthly invoice must be paid by Customer in accordance with the terms and conditions of the Agreement.

---------------------
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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                       QWEST CONFIDENTIAL AND PROPRIETARY

    CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES
           AND EXHCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.
                                                     CARRIER INTERNATIONAL RATES


                                    [* * *](1)
















(1) CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXHCHANGE COMMISSION.
ASTERISKS DENOTE SUCH OMISSIONS.